                                                                  EXHIBIT 10.19


                                  CONFIDENTIAL


===============================================================================


                                LICENSE AGREEMENT

===============================================================================



                                     between



                                CombiMatrix Corporation.
                                6500 Harbour Heights Pkwy.
                                Mukilteo, WA 98275
                                USA

                                (hereinafter referred to as "CBMX")

                                                          [LICENSOR]




                                      and



                                Roche Diagnostics GmbH
                                Sandhofer Stra(beta)e 116
                                68305 Mannheim
                                Germany

                                (hereinafter referred to as "RDG")

                                                          [LICENSEE]

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                                  CONFIDENTIAL

                                      -2-


This License Agreement (the "Agreement"), is made and entered into by and between RDG and CBMX. RDG and CBMX may be referred to herein individually as a "Party" and collectively as the "Parties."


RECITALS


WHEREAS


(1) CBMX and RDG have entered into a broad strategic collaboration in nucleic acid microarray technology comprising a License & Supply Agreement and a Research & Development Agreement on July 1st 2001.

(2) Whereas due to changes in CBMX business model for the collaboration the Parties have decided to reformulate their mutual relationship with this Agreement which shall replace in its entirety and including all existing amendments such License and Supply Agreement of July 1st 2001, and a new R&D Agreement (the "R&D Agreement") which replaces in its entirety the existing Research and Development Agreement dated July 1st 2001 and is signed concurrently with this Agreement.

(3) CBMX is the owner of intellectual property rights, including Know-How and various patents, patent applications, copyrights and trademarks in the field of nucleic acid microarray technology, including its proprietary micro chip technology, and is willing to grant to RDG a license under the terms and conditions of this Agreement;

(4) CBMX and RDG have now agreed to enter into this Agreement and to regulate their mutual rights and obligations in the manner hereinafter appearing.


NOW, THEREFORE the Parties hereto in consideration of the premises and of the mutual covenants, agreements, representations and warranties hereinafter set out, the Parties hereto agree to enter into this Agreement according to the following terms and conditions:


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

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                                  CONFIDENTIAL

                                      -3-


                                   PARAGRAPH 1
                                   DEFINITIONS
                                   -----------

The following terms shall be defined as follows for the purpose of this
Agreement:

         (1) "Affiliate" shall mean any person, company or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, RDG or CBMX. For purposes of this definition, "control" shall mean the direct or indirect ownership of (a) at least fifty per cent (50%) or the maximum controlling percentage, if less than fifty per cent (50%), as allowed by applicable law, of the outstanding voting securities or participating profit interest of such entity, (b) at least fifty per cent (50%) of the decision making authority of such entity, or (c) otherwise has the ability to direct the management of such entity. Notwithstanding the foregoing, the term "Affiliate" shall not include Genentech, Inc. a company located at 1 DNA Way, South San Francisco, California, U.S.A.

         (2) "Agreement" shall mean this License Agreement and all Annexes and Exhibits hereto.

         (3) "Agreements" shall mean this Agreement and the R&D Agreement collectively."

         (4) "* Instrument" shall mean a hardware device with operating software supporting the electrochemical in situ synthesis of oligonucleotides on Chips, capable of synthesizing * or more Flow-Cells or Slide-Chips in parallel.

         (5) "Chip(s)" shall mean an electrode-containing microarray device containing a three-dimensional, porous reaction layer (PRL), wherein the device is capable of synthesizing nucleic acids using a CBMX patented electrochemical process.

         (6) "Slide-Chips" shall mean a Chip mounted on any device that is not a Mono-cassette.

         (7) "Confidential Information" shall mean information, including, without limitation, information related to inventions, technology, know-how, trade secrets, plans, data, research, development, design, processes, manufacture, marketing, financial matters, and personnel matters that one Party or its Affiliates discloses to the other Party or its Affiliates in any form, written, oral or otherwise, with the exception of information which

              (i) at the time of disclosure is in the public domain or which after disclosure becomes part of the public domain through no fault of the recipient; or

              (ii) the recipient can show, by its written records, was already in its possession at the time of disclosure hereunder; or


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

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                                  CONFIDENTIAL

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              (iii) the recipient can prove was rightfully received from a Third
              Party, which to the recipient's knowledge, the Third Party, without breach of any obligation of secrecy, is free to disclose to others; or

              (iv) the recipient can prove, by its written records, was independently developed by the recipient without reference to the confidential information disclosed to it pursuant to this Agreement; or

              (v) is required by law, regulation, rule, act or order of any governmental authority to be disclosed: provided that the recipient shall give the disclosing party timely, prior notification if it intends to disclose any Confidential Information in order that disclosing party shall have an opportunity to intervene to limit or prevent disclosure of such Confidential Information; and provided further that the recipient disclose only the minimum Confidential Information required to be disclosed in order to comply with its disclosure obligations.

         (8) "Content" shall be the compilation of nucleic acid capture probes on a Chip, including their pattern of distribution. Content may include proprietary nucleic acid sequences and/or may be separately protectable by patent rights.

         (9) "Commercial Launch" shall mean the first commercial sale or other disposition of a Licensed Product to an End User in the Territory on a Licensed Product-by-Licensed Product basis.

         (10) "Desk Top Synthesizer" shall mean a hardware device with operating software supporting the electrochemical in situ synthesis of oligonucleotides on Chips, capable of synthesizing up to * Flow--Cells in parallel.

         (11) "Distributor" shall mean a reseller, which is not an Affiliate of a Party, of a Licensed Product purchased from such Party or one of its Affiliates or Sales Representatives for resale, transfer or other disposition to an End User.

         (12) "Effective Date" shall mean the effective date of a settlement of the law suit between CBMX and its employee Donald Montgomery on one side and Nanogen, Inc, of San Diego, California on the other side at the United States District Court, Southern District of California; Case No.: CV2369 JM RBB, in which settlement Nanogen irrevocably confirms and accepts CBMX sole ownership to U.S. Patents 6,093,302 and 6,280,595 and covenants not to sue or make any claim against CBMX in the future regarding CBMX legitimate ownership of U.S. Patents 6,093,302 and 6,280,595.


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

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                                  CONFIDENTIAL

                                      -5-


         (13) "End User" means any person, firm, entity or corporation that purchases or takes possession from RDG or its Affiliates and Distributors of any of the Licensed Products for intended use within the Field.

         (14) "Field" shall mean all fields of * application within the Technology regardless of user type or market segment using * means. However, the field shall exclude applications in Proteomics and electrochemical detection

         15) "Flowcell(s)" shall mean a device consisting of a Chip with a flow through cavity.

         (16) "Hybridizer/Reader" shall mean a hardware device and embedded operating Software that combines a nucleic acid hybridization function and an optical Chip reader, and related components, capable of optically reading a Chip, but only if the Chip is housed in a Mono-Cassette format. Hybridizer/Reader shall exclude hardware devices that combine a nucleic acid hybridization function and an optical Chip reader function that cannot read Chips in a Mono-Cassette format.

         (17) "Know-How" shall mean all technical information, trade secrets, know-how and knowledge owned or licensed by CBMX, patentable or not, (including without limitation all "Results" owned party or entirely by CBMX under the R&D Agreement), which is proprietary and confidential. "Know-How" shall exclude rights to Content.

         (18) "Major Markets" means the United States, the European Union and Japan.

         (19) "Mono-Cassette(s)" shall mean a device consisting of a Flowcell containing oligonucleotides synthesized on a Chip designed to be read by the Hybridizer/Reader, provided however that a Slidechip format shall not be a Mono-Cassette.

         (20) "Net Sales" shall mean, with respect to sales or other dispositions of a Licensed Product the amount invoiced by RDG, RDG's Affiliate or Sublicensees to End Users, Distributors or agents less

         a) value added tax, sales tax and similar taxes levied on such sales or other dispositions (provided that such taxes are separately invoiced to such End Users, distributors or agents) as reported in RDG's or RDG Affiliates' internal accounting system (I.E. DIASIS);

         b)       the Refund Deduction in the amount of * percent (* %);


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

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                                      -6-


         c) the Reagent Rental Deduction which shall be mutually agreed to by the Parties in the event that RDG enters into a Reagent Rental Agreement with any End User customer.

In the event one or more Licensed Product(s) is/are sold together or otherwise disposed of with one or more other Licensed Products at a single price (such combination is hereinafter referred to as "Combination Product"), such single price shall be allocated among the Licensed Product(s) in the Combination Product based on the market price for such products when sold separately. If any such product is not being sold alone with a market price, CBMX and RDG shall agree upon a fair market price for that product. Solely this price agreed upon shall be used to calculate Net Sales.

         (21) "Licensed Patents" means any and all patents or patent applications owned or controlled by CBMX (including without limitation all "Results" owned partly or entirely by CBMX under the R&D Agreement), divisionals, continuations-in-part, reissues, reexaminations, extensions and corresponding foreign patents and patent applications) in existence or hereafter filed and as disclosed in ANNEX I to this Agreement, at least, one Valid Claim of which would be infringed by the making, using or selling of any Licensed Product by an unauthorized party.

         (22) "Licensed Product(s)"shall mean any product the making, using or selling of which would, but for this license, infringe at least one Valid Claim of the Licensed Patents. Licensed Products shall include but not be limited to Mono-Cassette, Flow-Cell, Hybridizer/Reader, Desk Top Synthesizer, Reagents, Synthesis Reagents and Software as defined under this Agreement. Licensed Products shall include all products to be developed under the R&D Agreement (as defined in the R&D Agreement) not specifically mentioned above and covered by, at least, one Valid Claim of a Licensed Patent.

         (23) "Party or Parties" shall mean RDG and/or CBMX.

         (24) "Phosphoramidites" shall mean a nucleotide monomer having a phosphoramidite moiety for linking one nucleotide to the next.

         (25) "Proteomics" shall mean any method of protein detection or detection using proteins.

         (26) "Reagents" shall mean all chemicals, solutions, reagents materials and buffers used in labeling, processing and detection on Chips.

         (27) "Reagent Rental Deduction" shall mean a lump sum deduction of fees for all services which are included in reagent prices such as instrument service costs, instrument depreciation, finance costs, disposables and rental fees and shall apply only if Licensed Products are sold by RDG in an arrangement whereby


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

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                                  CONFIDENTIAL
the cost of an Instrument is financed by the sale of other Licensed Products (Reagent Rental Agreement).

         (28) "Refund Deduction" shall mean a deduction from the Gross Amount of Licensed Products equal to * percent (* %) of the amount determined by subtracting from such Gross Amount all value added taxes, sales taxes and similar taxes reflected in such Gross Amount, intended by the Parties, in lieu of deductions for actual expenses, as an allowance for all expenses to be deducted from Gross Amount to calculate Net Sales, including, without limitation
(a) amounts repayable or creditable because of charge backs, refunds, rebates or retroactive price reductions, (b) tariffs, duties, excises and other taxes imposed upon the production, sale, delivery or use of Licensed Products (excluding value added taxes, sales taxes and similar taxes), and (c) distribution and other customary expenses, such as freight, transportation and insurance expenses.

         (29) "Software" shall mean, (i) software in machine-readable form for operating the Hybridizer/Reader(s) and Desk Top Synthesizer and the * Instrument ("OPERATING SOFTWARE") (ii) nucleic acid probe chip design software ("PROBE DESIGN SOFTWARE"), software for preparation of raw data from the Operating Software for later analysis ("DATA EXTRACTION SOFTWARE"), (iii) Derivative Works, and (iv) any future software developed by CBMX for RDG for use with any other Licensed Product, in each case only if such Software is supplied to RDG or its Affiliate by CBMX sold and/or licensed as a separate stand-alone product by RDG to an End User.

         (30) "Synthesis Reagents" shall mean chemicals, solutions and materials used in the electrochemical synthesis process.

         (31) "Sublicensing Income" shall mean any consideration paid to RDG by Third Parties for the sublicensing of Licensed Patents including but not limited to up-front fees and royalties.

         (32) "Technology" shall mean all Licensed Patents, and Know-How.

         (33) "Territory" shall mean the entire world.

         (34) "Third Party" or "Third Parties" shall mean any person or persons or entity or entities other than RDG or CBMX, or an Affiliate of RDG or CBMX at the time of the conclusion of this Agreement.

         (35) "Valid Claim" shall mean an issued claim of a patent within the Licensed Patents which has not otherwise been held invalid or unenforceable by a court from which no appeal has or can be taken, or has not otherwise finally been held not patentable by the appropriate administrative agency after all rights of appeal have been exhausted, or a claim in a pending patent application


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL
within the Licensed Patents, the subject matter of which claim, as well as the application containing said claim, not having been pending for more than six years from the Effective Date of this Agreement.


                                   PARAGRAPH 2
                                GRANT OF LICENSE
                                ----------------

         2.1 LICENSE GRANT. Subject to the terms and conditions of this Agreement, CBMX hereby grants to RDG a royalty-bearing world-wide and non-exclusive (subject to co-exclusivity to Desk Top Synthesizers below) license
- with the unlimited right to sublicense to its Affiliates as long as they remain Affiliates - to use the Technology only within the Field only for the purposes of manufacturing, having manufactured, distributing, selling and having sold Licensed Products, in the Territory to End Users, together with an exclusive right to sublicense Licensed Patents to Third Parties for the manufacturing, having manufactured, selling and distributing of Mono Cassettes. CBMX may not license to Third Parties any of its Licensed Patents for manufacturing, selling and sublicensing of the Hybridizer/Reader. The license granted hereunder shall be co-exclusive to RDG for the Desk Top Synthesizer. RDG hereby grants back to CBMX a non-exclusive license without the right to sublicense, except to sublicense its Affiliates, so long as they remain Affiliates, under the Licensed Patents to manufacture, have manufactured, distribute and sell the Desk Top Synthesizer; PROVIDED, HOWEVER, that CBMX may not sell to End Users any model of the Desk Top Synthesizer with the same features as listed in the features section of the Specifications as amended from time to time by the Parties for new developments. If RDG due to reasons within its reasonable control does not achieve the first Commercial Launch of the Desk Top Synthesizer within 18 months from the date where the prototype of the Desk Top Synthesizer is delivered to RDG according to the Specifications, RDG shall grant back to CBMX the full right to sublicense the Desk Top Synthesizer at terms and conditions to be negotiated at such time in good faith; PROVIDED, HOWEVER, that any delay of the Commercial Launch caused by a delay in the development and delivery of the Chip and/or Synthesis Reagent under the R&D Agreement shall not be deemed a reason which is under RDG's reasonable control. For Software, RDG is granted additional rights to:

         a) modify, adapt, enhance or otherwise create Derivative Works (as defined in the R&D Agreement) of the Software

         b) Make, have made, use, sell and have sold Licensed Products which include, Software at the royalty rate applicable for such Licensed Product under this Agreement or use, sell and have sold Software separately as a stand alone products under the royalty rate for Software in this Agreement.

         c)       grant implied sublicenses to the Software to End-Users.


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

         2.2 TRADEMARKS AND PATENT MARKINGS. CBMX grants to RDG and its Affiliates a non-exclusive, royalty-free right and license in the Territory to use and refer to the CBMX names, trademarks, logos, symbols, designs, and other designations ("CBMX Brands") used in connection with the Licensed Products as the source of origin in order to advertise and market same to End Users together with the right to sublicense Affiliates so long as they remain Affiliates of RDG. RDG shall, however, not have any obligation to use such CBMX Brands in connection with any of the Licensed Products. In addition, RDG shall mark all Licensed Products, including promotional brochures and the like, with the appropriate patent numbers appropriate for each Licensed Product.


                                   PARAGRAPH 3
                         REPRESENTATIONS AND WARRANTIES

         3.1 (a) CBMX represents and warrants that it has full legal rights, title and the corporate authority to grant the license to RDG under the Technology, the Agreements create legal, valid and binding obligations on it and are enforceable against it in accordance with their respective terms; it is neither aware of the existence of any lawsuits nor has received notice of any claims, either asserted or implied, of CBMX Technology's infringement of a patent or other proprietary right anywhere in the world.

                  (b) To the best of its knowledge, CBMX is not aware of any rights of Third Parties that, in the legal opinion of CBMX, are valid and enforceable and are infringed by the making, using or selling of the Licensed Products. CBMX represents that it owns and controls the U.S. 6,093,302 patent and all divisionals, continuations and corresponding foreign patents and patent applications ("Core Patent").

                  (c) CBMX further represents and warrants that it will take all necessary measures and pay all official fees (such as annuities) necessary to maintain the Licensed Patents needed to protect commercial products throughout the term of this Agreement. CBMX does not assume any liability that the Licensed Product shall be approved by governmental authorities or any other institution or supervisory board or similar agencies. CBMX, however, shall support RDG in its efforts to obtain such approvals, by providing documentary, technical and other information already in its possession requested by any regulatory authority if requested to do so by RDG provided however that if CBMX is required to provide statements and deliver documentation not already in its possession, RDG shall compensate CBMX for such efforts on a cost plus 25% basis to be agreed upon in good faith.

                  (d) Except as explicitly set forth in this Agreement CBMX, however, does not assume any liability of any kind over and above the representations and warranties related to the infringement or non infringement of any third Party intellectual property rights or for the efficiency and merchantability of the Licensed Products.


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

         3.2 RDG RDG represents and warrants that it has the authority to enter into the Agreements and it is not a party to any agreement, understanding or business relationship that prevents it from carrying out its obligations under the Agreements; the Agreements create legal, valid and binding obligations on it and are enforceable against it in accordance with their respective terms; and RDG has the full right and corporate power to enter into and perform its obligations under the Agreements. RDG shall not promote or advertise the use of Licensed Products outside the Field, however, RDG shall not be held responsible or liable by CBMX for any application of Licensed Products outside the Field that is initiated by End-users or other customers.

         3.3 INDEMNITY. Each Party agrees to indemnify, defend and hold harmless the other Party, its Affiliates and their respective officers, directors, employees and agents (collectively hereinafter referred to as the "Indemnities") from and against any and all claims, damages, losses, expenses, fines, penalties, costs, obligations and other liabilities (including legal cost and fees) resulting from Third Party claims actually incurred by any of them arising from, related to or caused by the material breach of any representation or warranty contained in this Paragraph 3, provided that any such indemnity shall not exceed individually or collectively an amount equal to the sum of all payments made by RDG to CBMX under this Agreement and the R&D Agreement through the date of the event or occurrence giving rise to the breach.


                                   PARAGRAPH 4
                                    PAYMENTS
                                    --------

         4.1 RUNNING ROYALTIES. In consideration of the granting of the rights hereunder, RDG shall pay to CBMX a Running Royalty in percentage amounts staggered per any twelve month period ("Year") as described below following the First Commercial Launch of the Hybridizer/Reader for Category 1 Products and following the First Commercial Launch of the Desk Top Synthesizer for Category 2 Products and any future Licensed Products not presently covered by any of Category 1 and Category 2:

Instruments, including but not limited to, Hybridizer/Reader (Category 1) and Desk Top Synthesizer (Category 2).

         o        Year 1=* % of Net Sales
         o        Year 2=* % of Net Sales
         o        Year 3=* % of Net Sales


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

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                                      -11-


         o        Year 4=* % of Net Sales
         o        Year 5 onward=* % of Net Sale

Reagents (Category 1):

         o        Year 1=* % of Net Sales
         o        Year 2=* % of Net Sales
         o        Year 3=* % of Net Sales
         o        Year 4=* % of Net Sales
         o        Year 5=* % of Net Sales
         o        Year 6 onward * % of Net Sales

Synthesis Reagents/Phosphoramidites (Category 2):

         o        Year 1=* % of Net Sales
         o        Year 2=* % of Net Sales
         o        Year 3=* % of Net Sales
         o        Year 4=* % of Net Sales
         o        Year 5 onward=* % of Net Sales

Synthesis Reagents/Non-Phosphoramidites (Category 2):

         o        Year 1=* % of Net Sales
         o        Year 2=* % of Net Sales
         o        Year 3=* % of Net Sales
         o        Year 4=* % of Net Sales
         o        Year 5= * % of Net Sales

Mono-Cassette (Category 1):

         o        Year 1=* % of Net Sales
         o        Year 2=* % of Net Sales
         o        Year 3=* % of Net Sales
         o        Year 4=* % of Net Sales
         o        Year 5=* % of Net Sales
         o        Year 6 onward * % of Net Sales

Flow Cells (Category 2):

         o        Year 1=* % of Net Sales
         o        Year 2=* % of Net Sales


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

         o        Year 3=* % of Net Sales
         o        Year 4=* % of Net Sales
         o        Year 5=* % of Net Sales
         o        Year 6 onward * % of Net Sales

Software if sold separately (Category 1):

         o        Year 1=* % of Net Sales
         o        Year 2=* % of Net Sales
         o        Year 3=* % of Net Sales
         o        Year 4=* % of Net Sales
         o        Year 5=* % of Net Sales
         o        Year 6 onward * % of Net Sales


         4.2 MINIMUM ROYALTIES. Moreover, commencing with the First Commercial Launch of a Licensed Product, RDG shall pay to CBMX in quarterly installments beginning with the beginning of the first full calendar quarter following the First Commercial Launch of a Licensed Product, minimum royalties in the following amount throughout a period of * Years ("Minimum Period"):

Year 1:           $ * ($ * per calendar quarter)
Year 2:           $ * ($* per calendar quarter)
Year 3:           $ * ($* per calendar quarter)

Such minimum royalties shall be fully creditable against any Running Royalties during the entire period of Year 1 - Year 3, in the sense that no Running Royalties and no Sublicensing Income share under Section 4.1 and Section 4.3 is payable to CBMX per calendar quarter unless and only to the extent that the amount of Running Royalties due based on Net Sales of Licensed Products and Sublicensing Income share under Section 4.3 during any calendar quarter reporting period exceeds *. At the end of the Minimum Period any excess or shortfall of minimum royalties versus Running Royalties and Sublicensing Income Share shall be compensated making sure that during the entire Minimum Period, RDG shall not have paid to CBMX more (but also not less) than the minimum royalties unless and only to the extent that Running Royalties and Sublicensing Income Share accrued during the entire Minimum Period exceed the total amount of minimum royalties ($*) plus the total amount of the creditable portion of * ($*) under Section 4.4. If the total amount of Running Royalties and Sublicensing Income Share accrued during the Minimum Period does not reach or exceed $*, only the creditable portion of the Manufacturing Transfer payments in the amount of $* shall after the Minimum Period be creditable against Running Royalties and Sublicensing Income Share. If such total amount accrued is between $* and $*, the remaining amount of the creditable portion of the Manufacturing Transfer Payments shall also be creditable against Running Royalties and Sublicensing Income share after the Minimum Period.


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

         4.3 SUBLICENSING INCOME SHARE. RDG shall pay to CBMX * of all Sublicensing Income except for Software sold or licensed separately where the Running Royalty for Software shall apply.

         4.4 MANUFACTURING TRANSFER PAYMENTS. RDG shall pay CBMX a total of $* for the granting of rights under the Technology and the transfer of certain Deliverables as noted below. A sum of $ * of such amount shall be paid as a non-reimbursable up-front component within 30 days following the Effective Date. A sum of $ * of such amount shall be payable for Deliverables attached to milestones as indicated in Annex 1 of the R&D Agreement and such amount shall be fully deductible under Section 4.2 above.

         4.5 STATEMENTS. The amount of the Running Royalty and/or minimum royalty payable shall be determined with effect to the end of each applicable calendar quarter. For that purpose RDG shall prepare and deliver to CBMX an accurate statement. Such statement shall set forth Sublicensing Income and the Net Sales by Licensed Product (Category) by country and applicable exchange rates and shall be forwarded to CBMX within thirty (30) days from the end of each calendar quarter together with the respective payment. The responsible financial officer of RDG shall certify in writing that such statement is correct and complete.

         4.6 PAYMENT TIMING. The Running Royalties, Sublicensing Income Share and Minimum Royalties, as applicable, shall be paid in immediately available funds together with delivery of the statement described in Section 4.5 above. Payment will not be deemed to have been made until such time as the funds are available to CBMX at the designated location.

         4.7 PAYMENT FORM. Unless otherwise stated, all payments between the Parties are to be made in US dollars in the United States. All conversions from foreign currency to US dollars will be determined on the last business day of each calendar quarter in the calendar quarter in which the payment, revenue, expenditure, or other transaction involving non-US currency occurred, based on the exchange rate of WALL STREET JOURNAL on the last day of that quarter. RDG agrees to take all reasonable and necessary steps to register this Agreement in any country of the Licensed Patents where such is required to permit the transfer of funds and/or payment of Royalties to CBMX hereunder or is otherwise required by the government or law of such country to effectuate or carry out this Agreement.

         4.8 TAXES ON SALES OF LICENSED PRODUCTS. CBMX will pay all taxes or withholding taxes payable on CBMX's income generated from the sale of Licensed Products and deductible under applicable laws of the United States ("Withholding Taxes"); and RDG agrees to use its best efforts to do anything necessary to enable CBMX to claim exemption from the payment of Withholding Taxes under double taxation or similar agreements in force and shall produce to CBMX proper evidence of payments of any Withholding Taxes.


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

         4.9 LATE PAYMENTS. In the event that payments under this Paragraph are more than thirty (30) days late, the Party whose payments are late shall be obliged to pay to the other an interest charge at an annual rate of three months LIBOR plus 3% (three per cent) compounded weekly for each week that payments are late.


                                   PARAGRAPH 5
                                BOOKS AND RECORDS
                                -----------------

RDG shall keep during the term of this Agreement and for five years thereafter complete and accurate records reflecting all information necessary or useful in verifying the accuracy of the reports required by this Agreement and relevant to determination of payments to be made by the Parties hereunder. CBMX shall have the right to hire an independent certified public accountant to inspect all such records so required to be kept by RDG (which accountant shall be reasonably acceptable to RDG and shall agree in writing to keep all information confidential except as needed to disclose any discovered discrepancies); provided, such audit: (i) is conducted during normal business hours, (ii) is conducted no more often then once per year and (iii) is conducted only after CBMX has given reasonable prior written notice. CBMX shall bear the full cost and expense of such audit, unless a discrepancy in excess of * % of the amount due in favor of CBMX is discovered, in which event RDG shall bear the full cost and expense of such audit. Regardless of the amount of discrepancy discovered, all discrepancies (and interest thereon) shall be immediately due and payable.


                                   PARAGRAPH 6
                       INFRINGEMENT AND VALIDITY CHALLENGE
                       -----------------------------------

The Parties hereto shall inform each other promptly on any infringement of the Licensed Patents in the Field. CBMX shall defend the Licensed Patents against validity challenges of Third Parties. Upon reasonable request by RDG, CBMX shall take commercially reasonable actions against any infringer of the Licensed Patents in the Field. Any monetary damage, award or other judgment or recovery that will be adjudicated in favor of CBMX as a result of such infringement shall belong exclusively to CBMX. All cost for litigation as a result of a validity challenge or an infringement shall be borne by CBMX. RDG may join any such action if it is invited to so join by CBMX. The terms and conditions applicable in such a scenario, including sharing of any damage, award or other judgment or recovery that will be adjudicated in favor of CBMX as a result of such infringement would be reflected in a written amendment to this Agreement signed by both Parties, it being understood that if RDG joins in such action and bears part of the cost, it would also obtain an equitable amount of the proceeds depending on its share of cost participation.


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

                                   PARAGRAPH 7
                               THIRD PARTY RIGHTS
                               ------------------

         7.1 COOPERATION AGAINST INFRINGEMENT CLAIMS. The Parties, after consultation with their respective legal counsel, in order to reduce expenses and avoid duplication of defense efforts, have concluded that they will have certain interests in common in the event either Party is charged, formally or informally, with or it is alleged by a Third Party that either Party in making, using or selling the Licensed Products infringes a Third Party right and may be able to assert certain common defenses. The Parties and counsel for the Parties emphasize that the purpose of this Section is not to prevent or impede a jury from fully considering all evidence that should properly come before it at the trial of such a case, but rather to enable the Parties to minimize the cost and expense involved in the efforts directed toward their common interests and defenses and in defending against certain claims made (and expected to be made) in the lawsuit that are applicable to the Parties. The Parties and their respective counsel understand that it may become necessary to exchange and discuss privileged information relating to their common interests and defenses. The Parties and their counsel desire to set forth the terms under which privileged information will be exchanged and discussed and wish to memorialize their agreement relating to such charges and the sharing of privileged information and for the protection of such exchanges and discussions in reliance upon the joint defense privilege. Accordingly, because it is in their common interests and to assist the defense of such claims, the Parties and their counsel may share documents, files, letters, plans or evidence they have in their possession whether or not same is privileged, proprietary, or confidential. In order to render legal services to the Parties and for the purposes of a joint defense, the Parties and their counsel may find it advisable and necessary to communicate with one another. These communications may include, without limitation, joint conferences of counsel, joint interviews of witnesses, deponents, experts, and consultants, and exchanges of documents and information. The subject matter of these communications and exchanges may include but may not be limited to (a) strategy and tactics regarding defense of the litigation; (b) legal memoranda, factual and background memoranda, legal theories, deposition summaries, notes of witness interviews, and witness statements and descriptions of produced documents, and (c) other privileged documents. All such communications and exchanges would be protected from disclosure to any Third Party by the attorney/client privilege, the attorney work-product privilege, the trial preparation exclusion, the joint defense privilege, the party communication privilege, and any other applicable privileges and protections, and such privileges and protections will not be waived as a result of such communications and exchanges among the Parties and their counsel. The documents and information described in this Section and exchanged and discussed pursuant to this Section would be subject to the following conditions which the Parties believe and intend will preserve the confidentiality of such communications and work product pursuant to the joint defense, common defense and party communication privileges: (a) such documents would be maintained in confidence by counsel and used by counsel solely for purposes of rendering legal advice to and defending the Parties in the applicable proceedings; (b) such documents and information may be disclosed to outside or in-house counsel (and such counsel's


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL
legal assistants, secretaries, word processing personnel and consultants) representing the Parties in connection with the defense; (c) such documents and information additionally may be disclosed to present or former directors, officers or employees of a Party, for purposes of preparing for deposition or trial, or for purposes of interviewing potential deponents or witnesses, or for other purposes in connection with the defense; (d) such documents and information additionally may be disclosed to expert witnesses and consultants retained by one or more of the Parties in connection with defense.

         7.2 STRATEGY. If either Party is charged with or it is alleged by a Third Party in a manner that either Party in making, using or selling the Licensed Products within the Field infringes a Third Party right, then the Parties shall immediately confer in good faith regarding strategy and a course of action. In consultation with the other Party, the Party charged with any infringement shall use best efforts to defend itself against any such infringement claim provided however that RDG may determine in its sole business judgement to negotiate a license with such Third Party according to Section 7.4 while considering CBMX interests before potentially affecting such interests by way of settlement, cross claim or Third Party claim or otherwise. Each Party shall be entitled to engage legal counsel of its own choosing and * the reasonable costs and expenses of such proceedings (to be calculated, reconciled and paid within 90 days of the end of a fiscal quarter) insofar as they relate to common issues of law and/or fact; provided that *.

         7.3 STOP ORDER. If RDG is, as a result of a final, unappealable and conclusive judgment of a court, ordered to cease making, using or selling the Licensed Products in any of the Major Markets, and if CBMX finally fails to secure RDG's right to further exploit the Licensed Products in any of the Major Markets, RDG shall be entitled to immediately stop payment of any Royalties payable hereunder and terminate this Agreement.

         7.4 THIRD PARTY LICENSE. If RDG deems it reasonable under its sole business judgement to obtain or maintain a license * regarding the commercialization of a Licensed Product in any of the Major Markets, it may negotiate or maintain a license from such Third Party at its sole discretion and *. However such * shall be calculated and applied on a country-by-country basis where the Third Party agreement applies and shall not exceed a * of the royalties under Section 4.1 of * from Net Sales for * and * from Net Sales for all other Licensed Products (except for * ) provided however that such deduction shall apply only after *. For * of such Third Party royalties and/or license issuance fees shall be * royalties owed by RDG to CBMX for * without any time limitation following the Effective Date, however such *may not exceed * of the royalty amount owed to CBMX for *.


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

                                   PARAGRAPH 8
                              MOST FAVORED LICENSEE
                              ---------------------

CBMX is under the obligation to offer to RDG the same favorable royalty terms as CBMX grants to other non exclusive licensees of the Licensed Patents in the Field before or after the Effective Date, to the extent such other licenses involve similar volumes and up-front payments and a similar scope of the license with the proviso that any license grant and related pricing and royalty terms by CBMX to any governmental entity or otherwise used to settle a pending or threatened legal dispute shall be excluded from this paragraph.


                                   PARAGRAPH 9
                              TERM AND TERMINATION
                              --------------------

         9.1 TERM. This Agreement shall commence on the Effective Date and shall continue thereafter in each country in the Territory for as long as the earlier of fifteen years from the Effective Date or expiration of the Core Patent unless terminated in accordance with the clauses set forth herein.

         9.2 TERMINATION. Either Party shall have the right to terminate this Agreement with immediate effect by notice in writing to the other Party, upon occurrence of any of the following events:

         (a) If the other Party commits a material breach of any of the terms and conditions of this Agreement or the R&D Agreement and does not cure a material breach susceptible of being cured within a period of 60 (sixty) days after having been requested to do so by the non-defaulting Party period (provided, however, that nothing in this subsection shall prevent a Party from seeking immediate, injunctive relief where appropriate to protect proprietary information or such Party's proprietary or intellectual property rights); or

         (b) if the other Party enters into liquidation whether compulsorily or voluntarily otherwise than for the purpose of amalgamation or reconstruction, or a petition in bankruptcy is filed by or against either Party in any competent court and the same is not dismissed within 120 days; or

         (c) if the other Party is adjudicated bankrupt or insolvent or if the other ceases to do business, or otherwise terminates its business operations;

         (d) if either Party terminates this Agreement in accordance with the terms of this Agreement.


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

         9.3 EFFECTS OF TERMINATION. Upon any termination or expiration of this Agreement, the licenses granted under Section 2 shall terminate and RDG shall no longer be authorized to purchase Licensed Products. However RDG shall have the right to sell off any Licensed Products on stock at any of its facilities upon termination and shall pay the royalties owed for such sales under Section 4 to CBMX. Upon any termination or expiration of this Agreement, the rights and obligations of the Parties as set forth out in Paragraphs 9, 10, 11, 12 and 13 of this Agreement and any accrued obligations under this Agreement at the date of such termination shall survive any termination as well as any other provision intended by their nature to survive termination of this Agreement. With the exception of the foregoing rights and obligations and, if applicable, those under Section 9.4, all rights and obligations hereunder shall immediately terminate and cease upon termination or expiration of this Agreement.

         9.4 UNILATERAL TERMINATION BY RDG. After one hundred and twenty (120) days' prior written notice to CBMX, RDG may terminate this Agreement for any reason it deems reasonable. Upon any such termination RDG shall pay to CBMX in one lump sum an amount equal to the sum of Running Royalties owed for the selling of Licensed Products upon the effective date of termination. No other payments and obligations of any kind shall be due to CBMX except as those set forth in the R&D Agreement in the event it is also terminated.


                                  PARAGRAPH 10
                                 CONFIDENTIALITY
                                 ---------------

         10.1 GENERALLY. CBMX and RDG shall each retain in confidence and not disclose to Third Parties Confidential Information obtained from the other under this Agreement. Receiving party will not utilize Confidential Information except for the express purposes of: performing this Agreement. Both Parties shall be allowed to disclose Confidential Information if it is disclosed to:

              (i) Consultants and Affiliates of the receiving party who have a genuine need to know in connection with the receiving Party's performance of this Agreement and are obligated to maintain it in confidence pursuant to written agreements.

              (ii) A governmental agency or authority if necessary to obtain regulatory approval, reviews clearance, registration, or authorization in order to manufacture, develop, market or sell any of the Licensed Products, provided that the receiving Party or its may, without liability hereunder, disclose only that portion of the which legal counsel advises the receiving Party is legally required to be disclosed (and only to such persons as such counsel advises the receiving Party are legally required) and that the receiving Party exercise its best efforts to preserve the confidentiality of the Confidential Information, including, without limitation, by cooperating with the providing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

              (iii) To patent authorities as reasonably may be required in a patent application filed by CBMX or RDG covering subject matter which is encompassed within this Agreement upon consent of the originator of the Confidential Information, which consent shall not be unreasonably withheld; or

              (iv) To other entities as may be required by law, regulation or judicial order, subject to the proviso in clause (ii) above.

Each Party acknowledges that the restrictions contained in this Paragraph 11 are necessary and reasonable to protect the legitimate interests of the Parties. The provisions of this Paragraph 11 shall survive the expiration or termination of this Agreement for a period of five (5) years. Notwithstanding any other provision of this Agreement, the receiving party or its Affiliates will be permitted to disclose any Confidential Information if such disclosure:

         (a) Is in response to a valid order by a court or other governmental body having jurisdiction; or
         (b) Is otherwise required by law or by the requirements of any competent securities regulatory authority;

PROVIDED, HOWEVER, that the receiving Party will make every effort to inform the disclosing Party of the order, law or requirement such that the disclosing Party will have a reasonable opportunity to seek an appropriate protective order.


                                  PARAGRAPH 11
                            DISPUTES AND ARBITRATION
                            ------------------------

         11.1 FIRST STAGE CONSULTATION. All disputes, controversies and differences which may arise between the Parties hereto in respect of this Agreement shall tried to be settled amicably through mutual consultation within thirty (30) days of a written settlement request of either Party.

         11.2 ICC ARBITRATION. Any disputes arising out of or in connection with this Agreement, including any question regarding its existence, validity, breach, violation or termination, shall be exclusively and finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce effective January 1st 1998 in the then applicable form ("ICC Rules") by three arbitrators (the "Arbitral Tribunal") appointed in accordance with the said ICC Rules. Any award granted by the Arbitral Tribunal shall be final, binding and enforceable against the Parties. The arbitration shall at all times be held in the English language, provided, however, that (i) a Party may submit documents in the German language and such submitted documents will only be translated into the English language if the Arbitral Tribunal or a Party so requests, and (ii) that the cost of translation of any such German language


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL
documents shall be at the sole expense of the Party submitting such documents. Any arbitration arising pursuant to f this Agreement shall be held in New York, N.Y. Discovery shall only be admissible to the extent permitted and not prohibited under Article 20 of the ICC-Rules and agreed upon by the Parties who shall cooperate with one another at the outset of the proceeding to define the extent of discovery reasonably needed to complete the proceeding. The procedural law of the State of New York shall otherwise be applied to any proceedings held in connection with said arbitration. Judgment upon an award rendered by the Arbitrators shall be binding and may be entered in any court with appropriate jurisdiction, and the Parties consent to jurisdiction therein for the purpose of such enforcement. Notwithstanding anything to the contrary contained in this Agreement or elsewhere, each of the parties hereby acknowledges and expressly agrees that any breach by it of this Agreement, which does or may result in loss of confidentiality of the Confidential Information, would cause irreparable harm to the other party for which money damages would not be an adequate remedy. Therefore, each of the Parties hereby agree, that in the event of any breach of this Agreement by it, the non-breaching Party will have the right to seek injunctive relief in a court of competent jurisdiction against continuing or further breach by the breaching Party, without the necessity of proof of actual damages, in addition to any other right which either Party may have under this Agreement, or otherwise in law or in equity.


                                  PARAGRAPH 12
                                 APPLICABLE LAW
                                 --------------

This Agreement shall be governed by and construed under the laws of the State of New York, and the United States without regard to conflicts of laws provisions thereof and shall not apply the United Nations Convention on Contracts for the International Sale of Goods. In any action or proceeding to enforce rights under this Agreement, the prevailing Party shall be entitled to recover costs and attorneys' fees.


                                  PARAGRAPH 13
                                FINAL PROVISIONS
                                ----------------

         13.1 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the Parties hereto concerning the subject matter hereof and supersedes all other agreements, arrangements and understandings, written or oral, concerning such subject matter between the Parties, not including any existing confidentiality agreement between them and the accompanying R&D Agreement but including the agreements cited in Recital (1) of this Agreement.

         13.2 AMENDMENTS. Any modification of or amendment to this Agreement must be made in writing. The same applies to any agreement waiving this requirement.


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

         13.3 WAIVERS. A failure or delay on the part of any Party hereto in exercising any power or right hereunder shall not operate as a waiver by such Party of any succeeding default by the other, nor shall any single or partial exercise of such right or power preclude any other or further exercise thereof or the exercise of any other right or power. A Party's consent to or waiver, express or implied, of the other Party's breach of its obligations hereunder shall not be deemed to be construed as a consent to or waiver of any other breach of the same or any other obligations of the other Party. A Party's failure to complain of any act, or failure to act, by the other Party, to declare the Party in default, to insist upon the strict performance of any obligation or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof, no matter how such failure continues, shall not constitute a waiver by such Party of its rights hereunder, of any such succeeding breach, or of any other obligation or condition. A Party's consent in any one instance shall not limit or waive the necessity to obtain such Party's consent in any future instance and in any event no consent or waiver shall be effective for any purpose hereunder unless such consent or waiver is in writing and signed by the Party granting such consent or waiver.

         13.4 STATUS OF PARTIES. In its performance under this Agreement, each Party shall be an independent contractor and neither Party (nor any employee or agent thereof) shall be an agent or partner of the other Party. Neither party shall have the right to assume or create obligations on the others behalf, express or implied.

         13.5 HEADINGS. The headings of the various Paragraphs and Sections of this Agreement are used solely for the convenience of the Parties, do not form part of this Agreement and are not intended to affect the interpretation or meaning of this Agreement or to define, limit, extend or describe its scope or intent.

         13.6 THIRD PARTIES. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party except where otherwise expressly provided in this Agreement.

         13.7 DATES. In computing any period of time pursuant to this Agreement, the day or date of the act, notice, event or default from which the designated period of time begins to run will not be included. The last day of the period so computed will be included, unless it is a Saturday or Sunday or other public holiday in either of the Parties countries of origin in which event the period runs until the end of the next day which is not a Saturday or Sunday or public holiday.


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

         13.8 CONSTRUCTION. The Parties agree that each Party has reviewed this Agreement and that any rule of construction to the effect of ambiguities are to be resolved against the drafting Parties shall not apply to the interpretation of this Agreement.

         13.9 ASSIGNMENT. This Agreement, and the License, rights and duties contained in this Agreement shall not be assigned by RDG to anyThirtd Party, except as part of a sale of RDG's business(es) pertaining to all of the Licensed Products and, in such event, only collectively and in their entirety. RDG shall give CBMX prior written notice of such assignment and obtain RDG's assignees' written agreement to abide by the terms of this Agreement and assume all of RDG's obligations under this Agreement. Upon such assignment, the term RDG as used in this Agreement shall thereafter mean the assignee of RDG. This Agreement and rights and duties contained in this Agreement shall not be assigned by CBMX to any Third Party, except as part of a sale of CBMX's business(es) pertaining to all of the Licensed Products and, in such event, only collectively and in their entirety. CBMX shall give RDG prior written notice of such assignment and obtain CBMX's assignees' written agreement to abide by the terms of this Agreement and assume all of CBMX's obligations under this Agreement. Upon such assignment, the term CBMX as used in this Agreement shall thereafter mean the assignee of CBMX. Except as otherwise provided in this Agreement, neither Party will have the right to assign or transfer any of its rights or to delegate any of its duties under this Agreement to any Third Party without the prior written consent of the other Party. Any attempted assignment or transfer without such consent will be void and of no effect, and will automatically terminate all rights of the Party attempting such assignment or transfer under this Agreement.

         13.10 SEVERABILITY. Should any provision of this Agreement be or become invalid or unenforceable, then the validity and enforceability of the remaining provisions shall thereby not be affected. The Parties of this Agreement are under the obligation to use good faith efforts to substitute, if possible, any invalid or unenforceable provision by a legally effective provision which comes as close as possible to the economic purpose of the invalid or unenforceable provision. The same applies to any amendment to this Agreement.

         13.11 NOTICES. Notices, requests, reports and other communication in connection with this Agreement shall be delivered to the addresses of the Parties appearing in the heading of this Agreement for the attention of


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

         Roche Diagnostics GmbH
         Legal Department
         Sandhofer Stra(beta)e 116
         68305 Mannheim
         Germany

         Tel. 0621-759-2971 Fax. 0621-759-8508


         if addressed to CBMX
         6500 Harbour Heights Parkway
         Mukilteo, Washington 98275
         US

         Tel +425 493 2000
         Fax +425 493 2010
         for the attention of General Counsel

The address and the person to whom notice should be provided may be altered by notice so given. Such delivery will be deemed to have occurred upon proof of delivery by mail, telex, telecopy, or courier.

         13.12 SURVIVORSHIP. The Agreement will be binding upon and will inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

         13.13 OFFICIAL LANGUAGE. The official language of this Agreement is English. Documents or notices not originally written in English will have no effect under this Agreement until they have been translated into English and the English translation will then be the controlling form of the document or notice

         13.14 INTERPRETATION. When a reference is made in this Agreement to Articles ors Sections, such reference will be to an Article or Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement they will be deemed to be followed by the words "without limitation." The phrases "the date of this Agreement," "the date hereof" and terms of similar import, unless the context otherwise requires, will be deemed to refer to the date appearing in the introductory paragraph of this Agreement.


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                  CONFIDENTIAL

         13.15 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which taken together will be considered one and the same agreement and will become effective when two or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

         13.16 FORCE MAJEURE. If the performance of any obligation under this Agreement (except payment of monies due) by either Party is prevented, restricted or interfered with by reason of casualty, accident, fire, strikes or labor disputes, inability to procure materials or components, power or supplies, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any government agency or intergovernmental body, or any other act, circumstance or condition whatsoever beyond the reasonable control of such Party, the Party so affected, upon giving notice to the other Party, shall be excused from such performance to the extent of such prevention, restriction or interference.

         13.17 LIMITATION OF LIABILITY. Notwithstanding anything to the contrary in this Agreement, in no event will either Party be liable for any indirect, punitive, special, incidental or consequential damage in connection with or related to this agreement (including loss of profits, use, data, or other economic advantage), howsoever arising, either out of breach of this agreement, including breach of warranty, or in tort, even if the other Party has been previously advised of the possibility of such damage.

IN WITNESS WHEREOF the Parties hereto have signed this Agreement on this 25th day of September 2002.



Mannheim, Germany                               Mukilteo, Washington


ROCHE DIAGNOSTICS GMBH                          COMBIMATRIX CORPORATION




By: /S/ DR. RAEHS                               By: /S/ AMIT KUMAR PH.D
    ------------------------                        ------------------------
    Dr. Raehs                                       Amit Kumar Ph.D.




i.V.

By: /S/ S. WILLEMSEN                            By: /S/ EDWARD EADEH
    ------------------------                        ------------------------
    S. Willemsen                                    Edward Eadeh


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.

                                                     CONFIDENTIAL

                                                        ANNEX I
                                                   LICENSED PATENTS

-------------------- ------------------------------ -------------- ---------------------------------------------------
                        SERIAL NUMBER OR
    DOCKET NUMBER        PATENT NUMBER              COUNTRY        TITLE
-------------------- ------------------------------ -------------- ---------------------------------------------------
    0101             *                              US             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101WO             PCT/US97/11463                 PCT            Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101AU             35884/97                       AU             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101BE             0910467                        BE             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101CH             0910467                        CH             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101DK             0910467                        DK             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101EP             97 932 422.5                   EP             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101ES             0910467                        ES             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101FR             0910467                        FR             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101GB             0910467                        GB             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101IE             0910467                        IE             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101IT             0910467                        IT             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101JP             PCT/US97/11463                 JP             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101NL             0910467                        NL             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0101SE             0910467                        SE             Electrochemical Solid Phase Synthesis of Polymers
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0102               6,093,302                      US             Electrochemical Solid Phase Synthesis
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0102WO             PCT/US99/00599                 PCT            Gettering Device for Ion Capture
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0102A              *                              USO1           Electrochemical Solid Phase Synthesis
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0102B              *                              US02           Electrochemical Solid Phase Synthesis
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0102C              *                              US03           Electrochemical Solid Phase Synthesis
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0102AU             22216/99                       AU             Gettering Device for Ion Capture
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0102CA             2317537                        CA             Gettering Device for Ion Capture
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0102CN             99803184.4                     CN             Gettering Device for Ion Capture
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0102EP             99 902 174.4-1270              EP             Gettering Device for Ion Capture
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0102JP             2000-527976                    JP             Gettering Device for Ion Capture
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0104               *                              US             *
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0201               *                              US             *
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0202               *                              US             *
-------------------- ------------------------------ -------------- ---------------------------------------------------
                                                                   A Method for Selecting Oligonucleotides Having
  0202WO             PCT/US00/02000                 PCT            Low Cross Hybridization
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0203B              *                              US             *
-------------------- ------------------------------ -------------- ---------------------------------------------------


License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.


                                                     CONFIDENTIAL

                                                         -26-


-------------------- ------------------------------ -------------- ---------------------------------------------------
                        SERIAL NUMBER OR
    DOCKET NUMBER        PATENT NUMBER              COUNTRY        TITLE
-------------------- ------------------------------ -------------- ---------------------------------------------------
                                                                   Automated System and Process for Custom-Designed
  0203B-WO                                          PCT            Biological Chip Design and Analysis
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0401               *                              US             *
-------------------- ------------------------------ -------------- ---------------------------------------------------
                                                                   Microchips of Peptide Affinity Probes for
                                                                   Analyzing Gene Products and Methods for Analyzing
  0401WO             PCT/US00/06676                 PCT            Gene Products
-------------------- ------------------------------ -------------- ---------------------------------------------------
  0402               *                              US             *
-------------------- ------------------------------ -------------- ---------------------------------------------------

-------------------- ------------------------------ -------------- ---------------------------------------------------
  ??                 *                                             *
-------------------- ------------------------------ -------------- ---------------------------------------------------

License Agreement Combimatrix                                September 25th 2002

* Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote commissions.